Borrowings	6 Months Ended
Jun. 30, 2026
Borrowings [abstract]
Borrowings
14 Borrowings

	June 30, 2026	December 31, 2025
Capital funding	1,849	1,396

Operational funding	382	586
Total borrowings	2,230	1,982
Capital funding increased by EUR 453 million mainly due to issuance of USD 500 million senior unsecured notes with a fixed coupon of 5.625% and a tenor of ten years. The notes were issued by Aegon Funding Company LLC and guaranteed on a senior unsecured basis by Aegon Ltd. The maturity date is May 7, 2036.
In 2026, the operational funding decreased mainly due to the paydown
of
Federal
Home Loan Bank (FHLB) borrowings. This borrowing program is part of Aegon’s asset–liability management strategy.